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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                 April 23, 2002
                Date of Report (Date of earliest event reported)

                            CITIZENS HOLDING COMPANY
           (Exact name of the registrant as specified in its charter)


  MISSISSIPPI                       001-15375                 64-0666512
(State or other             (Commission File Number)        (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)

  521 Main Street, Philadelphia, Mississippi              39350
   (Address of principal executive office)              (Zip Code)

                                 (601) 656-4692
              (Registrant's telephone number, including area code)
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Item 7.   Financial Statement and Exhibits.

          (a)  Exhibits

               Exhibit 99.1   Press Release dated April 23, 2002

Item 9.  Regulation FD Disclosure.

On April 23, 2002, Citizens Holding Company (the "Company") issued a press release that announced the earnings for the Company for the first quarter of 2002. The press release announcing this acquisition is attached as Exhibit 99.1.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CITIZENS HOLDING COMPANY


                                BY:  /s/ Robert T. Smith
                                   ------------------------------------
                                   Robert T. Smith
                                   Treasurer (Chief Financial Officer)


DATE:  April 23, 2002
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                                 EXHIBIT INDEX

Exhibit
Number        Description
------        -----------

99.1          Press Release dated April 23, 2002